SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2008
                                ----------------

                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-25509                 42-1485449
         --------                   -------                ----------
(State or other jurisdiction    (Commission File No.)    (I.R.S. Employer
        of incorporation)                                  Identification No.)

                    329 Pierce Street, Sioux City, Iowa 51101
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (712) 277-0200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications  pursuant to Rule 425 under the securities Act (12
     C.F.R. 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-2 under the  Exchange Act (17
     C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-(c))


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2

2

Item 8.01. Other Events

     Pursuant to Rule 12b-2 under the Securities Exchange Act of 1934, First Federal Bankshares, Inc. (the "Company") has determined as of the end of its fiscal year ended June 30, 2008 that it is no longer an "accelerated filer." The determination was based on the Company's calculation that the aggregate world-wide market value of the voting and non-voting common equity held by non-affiliates of the Company was less than $50 million as of the last business day of the Company's most recently completed second fiscal quarter.

     As a non-accelerated filer, the Company anticipates filing its Form 10-K on or before the due date for the form, which is September 29, 2008.


Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: None



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        FIRST FEDERAL BANKSHARES, INC.


DATE: September 15, 2008                By:  /s/Michael S. Moderski
                                             ----------------------
                                             Michael S. Moderski
                                             Chief Financial Officer